UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 10, 2014

Commission File Number 1-13610

PMC COMMERCIAL TRUST

(Exact name of registrant as specified in its charter)

TEXAS	75-6446078
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

17950 Preston Road, Suite 600, Dallas, TX 75252	(972) 349-3200
(Address of principal executive offices)	(Registrant’s telephone number)

Former name, former address and former fiscal year, if changed since last report: NONE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 11, 2014, in connection with the closing of the Merger as described in Item 2.01 below, PMC Commercial Trust (the “Company”) entered into the agreements described below (capitalized terms used in this Item 1.01 have the respective meanings set forth in Item 2.01 below).

Master Services Agreement

In connection with the Merger, the Company, certain of its subsidiaries and CIM Service Provider, LLC (the “CIM Service Provider”) executed and delivered a Master Services Agreement (the “Master Services Agreement”), effective as of the Effective Time.

A description of the Master Services Agreement is contained in the Registration Statement in the section entitled “THE REGISTRATION RIGHTS AND LOCKUP AGREEMENT; MASTER SERVICES AGREEMENT – Master Services Agreement” and is incorporated herein by reference. In addition, a copy of the Master Services Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Registration Rights and Lockup Agreement

In connection with the Merger, Urban II and the Company executed and delivered a Registration Rights and Lockup Agreement (the “Registration Rights and Lockup Agreement”), effective as of the Effective Time.

A description of the Registration Rights Agreement is contained in the Registration Statement in the section entitled “THE REGISTRATION RIGHTS AND LOCKUP AGREEMENT; MASTER SERVICES AGREEMENT – The Registration Rights and Lockup Agreement” and is incorporated herein by reference. In addition, a copy of the Registration Rights and Lockup Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Credit Agreement Amendment

The information contained in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

On March 11, 2014, the Company consummated the transactions contemplated by the Agreement and Plan of Merger dated as of July 8, 2013, as amended by the Consent to Assignment and Limited Waiver to Agreement and Plan of Merger dated as of November 20, 2013 (the “Merger Agreement”), by and among the Company, CIM Urban REIT, LLC, a Delaware limited liability company (“CIM”), CIM Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of CIM (“CIM Merger Sub”), and Southfork Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“Company Merger Sub”). Pursuant to the Merger Agreement, (i) CIM Merger Sub merged with and into Company Merger Sub (the “Merger”), with Company Merger Sub remaining as the surviving entity (the “Surviving Entity”), (ii) all equity interests in CIM Merger Sub held by Urban Partners II, LLC, a Delaware limited liability company and wholly-owned subsidiary of CIM (“Urban II”), were cancelled and converted automatically into approximately 22.0 million common shares of beneficial interest, par value $0.01 per share, of the Company (the “Trust Common Shares”) and approximately 65.0 million convertible preferred shares of beneficial interest, par value, $0.01 per share, of the Company (the “Trust Preferred Shares”) with the terms set forth in the Statement of Designation for Trust Preferred Shares as described in Item 5.03 below, and (iii) all Trust Common Shares outstanding prior to the Effective Time of the Merger will remain outstanding following the Merger.

The effective time of the Merger (the “Effective Time”) occurred on March 11, 2014. Prior thereto, (i) Urban II formed Urban Partners GP, LLC, a Delaware limited liability company (“Urban GP”), which was admitted to CIM Urban Partners, L.P. (the “CIM Partnership”) as a successor general partner, (ii) CIM and CIM Urban Partners GP, LLC, a California limited liability company (“CIM Urban GP”), contributed all of their partnership interests in the CIM Partnership to Urban II, and CIM contributed to Urban II its membership interests in CIM Merger Sub, and (iii) Urban II contributed its limited partnership interests in the CIM Partnership and its membership interests in Urban GP to CIM Merger Sub. In addition, prior to the Effective Time, the Company contributed its equity ownership of most of its subsidiaries to Company Merger Sub.

On February 28, 2014, the Company declared a cash dividend, payable to each shareholder of record on the last business day prior to the Effective Time, of $5.595 per Trust Common Share, which is equal to (a) $5.50 per Trust Common Share plus (b) the accrued portion of the Company’s regular quarterly dividend (the “Closing Dividend”). The Closing Dividend will be payable on March 25, 2014.

As of the Effective Time, each Trust Common Share subject to forfeiture or vesting conditions shall no longer be subject to any such forfeiture or vesting condition and, in connection with the declaration of the Closing Dividend, the Company’s Compensation Committee reduced the exercise price of each outstanding option to purchase Trust Common Shares (each, a “Trust Option”)by $5.50 per share.

The definitive Proxy Statement/Prospectus dated December 30, 2013, mailed to shareholders of the Company, forming a part of the Company’s Registration Statement on Form S-4 (File No. 333-190934) filed with the Securities and Exchange Commissions (the “SEC”) on December 30, 2013 (the “Registration Statement”), and the Supplement to the definitive Proxy Statement/Prospectus dated January 31, 2014, mailed to shareholders of the Company, provide additional information about the Merger and the Merger Agreement and is incorporated herein by reference. In addition, the foregoing description of the Merger and the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 8, 2013, and the Consent to Assignment and Limited Waiver to Agreement and Plan of Merger, a copy of which was attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 22, 2013, and which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The Company has entered into that certain Fourth Amendment to Amended and Restated Credit Agreement by and among the Company, certain of the Company’s subsidiaries: First Western SBLC, Inc. (“First Western”), Western Financial Capital Corporation (“Western Financial”) and PMC Investment Corporation (“PMCIC”), the lenders named therein and JPMorgan Chase Bank, N.A. (“JPMorgan Chase”), as Administrative Agent (the “Credit Agreement Amendment”). The Credit Agreement Amendment added Western Financial and PMCIC as co-borrowers thereunder and provides for total borrowings of up to $55,000,000, including a new term loan in the principal amount of $30,000,000 (the “Term Loan”) and revolving credit facilities in the aggregate amount of $25,000,000, until such time as the term loan has been repaid, at which time the revolving credit availability shall automatically increase to $40,000,000 (the “Revolving Facilities”). The Term Loan matures six months from the effective date of the Credit Agreement Amendment and the Revolving Facilities terminate on June 30, 2015. The Credit Agreement Amendment continues to provide for a revolving credit sublimit for the benefit of First Western in an amount up to $20,000,000. All obligations of First Western will be jointly and severally guaranteed by the Company, PMCIC and Western Financial pursuant to an Amended and Restated Guaranty Agreement (the “Guaranty”). The Term Loan bears interest at an annual rate equal to the 30-day LIBOR plus 2.5%. Borrowings under the Revolving Facilities continue to bear interest at an annual rate equal to the prime rate less 50 basis points or the 30-day LIBOR plus 2%, at the Company’s option. The borrowers may voluntarily prepay all or any part of the outstanding balance of the Term Loan and/or the Revolving Facilities from time to time and at any time, without premium or penalty. The Credit Agreement Amendment also modified certain terms contained therein to, among other things, (1) decrease the revolving credit availability until the Term Loan is repaid, (2) permit the Merger and related transactions, (3) permit the CIM Partnership to continue to operate in a manner consistent with its existing operations, (4) eliminate the net worth covenant, and (5) add an asset coverage test (eligible loans receivable) for balances outstanding under the Revolving Facilities of 3.0 times.

A copy of the Credit Agreement Amendment is attached hereto as Exhibit 10.3, and copies of the notes and Guaranty executed in connection therewith are attached hereto as Exhibits 10.4 through 10.7, and such agreements are incorporated herein by reference. The foregoing description of the Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement Amendment.

Item 3.02	Unregistered Sales of Equity Securities

The information contained in Item 2.01 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the Merger Agreement, at the Effective Time of the Merger the Company issued approximately 65.0 million Trust Preferred Shares to Urban II. The issuance of these Trust Preferred Shares was exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 506 of Regulation D promulgated thereunder. Under the terms of the Merger Agreement, it was represented that Urban II is an “accredited investor”, as that term is defined in Rule 501 promulgated under the Securities Act, and that Urban II acquired the Trust Preferred Shares for its own account, for investment purposes only, and not with a view to or for the resale or other distribution thereof.

The Trust Preferred Shares have the terms set forth in the Statement of Designation for Trust Preferred Shares as described in Item 5.03 below, including a provision in the Statement of Designation that each Trust Preferred Share shall automatically convert into seven Trust Common Shares upon the filing of an amendment to the Company’s Declaration of Trust to increase the number of authorized Trust Common Shares to allow for a sufficient number of authorized Trust Common Shares such that all of the issued Trust Preferred Shares can be converted (or the reincorporation of the Company from Texas to Maryland having a similar effect). The Trust Preferred Shares issued in the Merger are convertible into approximately 455.2 million Trust Common Shares, which together with approximately 22.0 million Trust Common Shares also issued to Urban II in the Merger represent in the aggregate approximately 97.8% of the outstanding Trust Common Shares immediately after the Merger (assuming conversion of the Trust Preferred Shares). The Trust Preferred Shares and Trust Common Shares issued in the Merger were issued in consideration of the value provided by CIM and CIM Merger Sub under the terms of the Merger Agreement.

Item 4.01	Changes in Registrant’s Certifying Accountant

With the approval of the Company’s Audit Committee, as of the Effective Time of the Merger on March 11, 2014, PricewaterhouseCoopers LLP (“PwC”) was dismissed as the independent registered public accounting firm for the Company.

The audit reports of PwC on the Company’s financial statements for the fiscal years ended December 31, 2013 and December 31, 2012 did not contain an adverse opinion or a disclaimer of opinion, or were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the Company’s financial statements for each of the fiscal years ended December 31, 2013 and December 31, 2012 and through March 11, 2014, there were (1) no disagreements between the Company and PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures that, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter in its audit report and (2) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided to PwC the disclosure contained in this Item 4.01 and requested PwC to furnish a letter addressed to the SEC stating whether it agrees with the above statements made by the Company herein and, if not, stating the respects in which it does not agree. A copy of such letter is attached hereto as Exhibit 16.1.

Item 5.01	Changes in Control of Registrant

The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the Merger, the Company received all of the partnership interests in the CIM Partnership in exhange for the issuance of the Trust Common Shares and the Trust Preferred Shares as described in Item 2.01 above.

As a result of the Merger, Urban II owns 22,000,003 Trust Common Shares and 65,028,571 Trust Preferred Shares, which are convertible into 455,199,997 Trust Common Shares, which represent in the aggregate approximately 97.8% of the outstanding Trust Common Shares (assuming conversion of the Trust Preferred Shares) immediately after the Merger.

Richard Ressler, Avi Shemesh and Shaul Kuba are the control persons of CIM Holdings, Inc., a California corporation (“CIM Holdings”), which is the sole managing member of CIM Group, LLC, a Delaware limited liability company (“CIM Group”), which is the sole manager of CIM Urban GP, which is the sole managing member of Urban II. Messrs. Ressler, Shemesh and Kuba and each of CIM Holdings, CIM Group and CIM Urban GP may be deemed to beneficially own the 477,200,000 Trust Common Shares beneficially owned by Urban II; provided that each of Messrs. Ressler, Shemesh and Kuba disclaims beneficial ownership of the Trust Common Shares except to the extent of his pecuniary interest therein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Directors

On March 11, 2014, in connection with the Merger and as of the Effective Time, each of Jan F. Salit, Nathan G. Cohen, Martha Rosemore Morrow and Barry A. Imber resigned from the Company’s Board of Trust Managers and all committees thereof.

Effective at the same time and immediately following the resignation of the trust managers referred to in the immediately preceding paragraph, each of Richard Ressler, Avi Shemesh, Shaul Kuba, Kelly Eppich, Douglas Bech, Robert J. Cresci, and Frank Golay were appointed to the Company’s Board of Trust Managers to hold office until the next annual meeting of shareholders of the Company or until a successor is duly elected and qualified or until his or her earlier resignation or removal as provided in the Company’s Bylaws. Effective at the same time, Richard Ressler was also appointed Chairman of the Board of Trust Managers of the Company.

Biographical information with respect to each of Messrs. Ressler, Shemesh, Kuba, Eppich, Bech, Cresci and Golay is contained in the Registration Statement in the section entitled “MANAGEMENT OF PMC COMMERCIAL AFTER THE MERGER” and is incorporated herein by reference.

Officers

As of the Effective Time, Jan F. Salit resigned as Chief Executive Officer and Chairman of the Board of Trust Managers of the Company, although he retained the titles of President and Secretary of the Company and will remain the “principal executive officer” of the Company. In addition, as of the Effective Time, Barry N. Berlin resigned as Chief Financial Officer of the Company, although he will henceforth serve the Company as Executive Vice President of Finance and Accounting, Treasurer and Assistant Secretary. As of the Effective Time, David Thompson was appointed Chief Financial Officer of the Company and will serve as the “principal financial officer” of the Company. Biographical information with respect to Mr. Thompson is contained in the Registration Statement in the section entitled “MANAGEMENT OF PMC COMMERCIAL AFTER THE MERGER” and is incorporated herein by reference.

Committees of the Board of Trust Managers

Effective upon completion of the Merger, the Board of Trust Managers continues to have an Audit Committee. The Board of Trust Managers is not required to have a compensation committee or nominating and corporate governance committee as long as it is a “controlled company”, but may decide to have such committees in the future. The composition and responsibilities of the Audit Committee are described below. Members serve on the Audit Committee until their resignation or until otherwise determined by the Board of Trust Managers.

It is expected that each of Messrs. Bech, Cresci and Golay will be appointed to serve on the Audit Committee. The Audit Committee will consist only of independent Trust Managers. The Audit Committee will be comprised entirely of Trust Managers who meet the independence and financial literacy requirements of The NASDAQ Stock Market LLC listing standards as well as the standards established under the Sarbanes-Oxley Act. In addition, the Board of Trust Managers has determined that Douglas Bech qualifies as an “audit committee financial expert” as defined in SEC rules.

The Audit Committee’s responsibilities include providing assistance to the Board of Trust Managers in fulfilling its responsibilities with respect to oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications, performance and independence, and performance of the internal audit function. In accordance with its charter, the Audit Committee has sole authority to appoint and replace the independent registered public accounting firm, who reports directly to the Audit Committee, approve the engagement fee of the independent registered public accounting firm and pre-approve the audit services and any permitted non-audit services they may provide to the Company. In addition, the Audit Committee reviews the scope of audits as well as the annual audit plan and evaluates matters relating to the audit and internal controls of the Company. The Audit Committee will hold separate executive sessions, outside the presence of executive management, with the Company’s independent registered public accounting firm.

Certain Relationships and Related Transactions

Shaul Kuba, Richard Ressler and Avi Shemesh, together with their respective heirs and trusts for the benefit of their respective heirs, directly and indirectly, control and are the majority owners of CIM Group and its subsidiaries, which receive asset management fees and certain other fees from CIM Partnership and will receive master services fees from the Company and its subsidiaries as contemplated in the Master Services Agreement. A description of the fees and expenses received by CIM Group is contained in the Registration Statement in the section entitled “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS — Interests of Trust Managers in Fees Paid to CIM Group” and is incorporated herein by reference.

Compensation of Independent Trust Managers

As previously disclosed, the Company intends to continue to use a combination of cash and share-based compensation to attract and retain qualified candidates to serve on the Board of Trust Managers. In setting Trust Managers’ compensation, the Board of Trust Managers will consider, among other things, the substantial time commitment on the part of Trust Managers in fulfilling their duties as well as the skill level it requires of Trust Managers. In addition, Trust Managers will be reimbursed by the Company for their expenses related to attending board or committee meetings.

It is anticipated that the independent Trust Managers will be compensated according to the following schedule:

Annual board retainer	$50,000
Annual audit committee chairman retainer	$20,000

The annual board retainer will be paid quarterly in advance. The annual audit committee chairman retainer will also be paid quarterly in advance.

In addition, the Company’s 2005 Equity Incentive Plan, which will terminate in 2015, allows for the issuance of share awards at the discretion of the Board of Trust Managers in accordance with the plan. It is anticipated that each independent Trust Manager will receive (i) an initial share award of 10,000 Trust Common Shares, and (ii) an annual share award thereafter of Trust Common Shares in an amount equal to $50,000 in value, which will vest twelve months from the date of the share award.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

Declaration of Trust

The Trust Preferred Shares issued to Urban II in connection with the Merger have the terms set forth in the Statement of Designation for Trust Preferred Shares (the “Statement of Designation”). The Statement of Designation was filed with the Dallas County Recorder of Deeds on March 10, 2014.

A description of the terms of the Trust Preferred Shares and the Statement of Designation is contained in the Registration Statement in the section entitled “THE TERMS OF THE PMC COMMERCIAL PREFERRED SHARES” and is incorporated herein by reference. A copy of the Statement of Designation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Bylaws

As of the Effective Time of the Merger, the bylaws of the Company were amended by the Board of Trust Managers to remove the requirement that a majority of the Trust Managers comprising the Board of Trust Managers of the Company be residents of the State of Texas.

A copy of the Second Amendment to the Bylaws of the Company is attached hereto as Exhibit 3.2 and is incorporated herein by reference. The foregoing description of the Second Amendment to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment to the Bylaws.

Item 7.01	Regulation FD Disclosure

On March 11, 2014, the Company issued a press release announcing the closing of the transactions contemplated by the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this report. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The Company intends to file the financial statements of the CIM Partnership required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The Company intends to file the pro forma financial information required by Item 9.01(b) as an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits

3.1	Statement of Designation of Class A Preferred Shares of Beneficial Interest of PMC Commercial Trust

3.2	Second Amendment to the Bylaws of PMC Commercial Trust

10.1	Master Services Agreement dated March 11, 2014 by and among PMC Commercial Trust, certain of its subsidiaries, and CIM Service Provider, LLC

10.2	Registration Rights and Lockup Agreement dated March 11, 2014 by and among Urban Partners II, LLC and PMC Commercial Trust

10.3	Fourth Amendment to Amended and Restated Credit Agreement dated March 10, 2014 by and among PMC Commercial Trust, certain of its subsidiaries, the lenders named therein and JPMorgan Chase Bank, National Association, as administrative agent

10.4	PMC Revolving Note dated March 10, 2014 by PMC Commercial Trust, Western Financial Capital Corporation and PMC Investment Corporation payable to the order of JPMorgan Chase Bank, National Association

10.5	First Western Revolving Note dated March 10, 2014 by First Western SBLC, Inc. payable to the order of JPMorgan Chase Bank, National Association

10.6	Term Note Note dated March 10, 2014, by PMC Commercial Trust, Western Financial Capital Corporation and PMC Investment Corporation payable to the order of JPMorgan Chase Bank, National Association

10.7	Amended and Restated Guaranty dated March 10, 2014 among PMC Commercial Trust, Western Financial Capital Corporation, PMC Investment Corporation for the benefit of JPMorgan Chase Bank, National Association, as administrative agent for itself and the benefit of each lender

16.1	Letter of PricewaterhouseCoopers LLP dated March 11, 2014

99.1**	Press Release issued by PMC Commercial Trust on March 11, 2014

**	In accordance with general instruction B.2 to Form 8-K, the information in this Form 8-K under Item 7.01 (Regulation FD Disclosure) shall be deemed “furnished” and not “filed” with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 11, 2014

PMC COMMERCIAL TRUST

By:	/s/ Jan F Salit
Jan F. Salit, President

EXHIBIT INDEX

Exhibit Number	Title

3.1	Statement of Designation of Class A Preferred Shares of Beneficial Interest of PMC Commercial Trust

3.2	Second Amendment to the Bylaws of PMC Commercial Trust

10.1	Master Services Agreement dated March 11, 2014 by and among PMC Commercial Trust, certain of its subsidiaries, and CIM Service Provider, LLC

10.2	Registration Rights and Lockup Agreement dated March 11, 2014 by and among Urban Partners II, LLC and PMC Commercial Trust

10.3	Fourth Amendment to Amended and Restated Credit Agreement dated March 10, 2014 by and among PMC Commercial Trust, certain of its subsidiaries, the lenders named therein and JPMorgan Chase Bank, National Association, as administrative agent

10.4	PMC Revolving Note dated March 10, 2014 by PMC Commercial Trust, Western Financial Capital Corporation and PMC Investment Corporation payable to the order of JPMorgan Chase Bank, National Association

10.5	First Western Revolving Note dated March 10, 2014 by First Western SBLC, Inc. payable to the order of JPMorgan Chase Bank, National Association

10.6	Term Note Note dated March 10, 2014 by PMC Commercial Trust, Western Financial Capital Corporation and PMC Investment Corporation payable to the order of JPMorgan Chase Bank, National Association

10.7	Amended and Restated Guaranty dated March 10, 2014 among PMC Commercial Trust, Western Financial Capital Corporation, PMC Investment Corporation for the benefit of JPMorgan Chase Bank, National Association, as administrative agent for itself and the benefit of each lender

16.1	Letter of PricewaterhouseCoopers LLP dated March 11, 2014

99.1**	Press Release issued by PMC Commercial Trust on March 11, 2014

**	In accordance with general instruction B.2 to Form 8-K, the information in this Form 8-K under Item 7.01 (Regulation FD Disclosure) shall be deemed “furnished” and not “filed” with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.